                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 1, 1997
                                                  --------------


                            Merrill Lynch & Co., Inc.
                       -------------------------------------
       (Exact name of Registrant as specified in its charter)

   Delaware                         1-7182                       13-2740599
--------------------------------------------------------------------------------
(State or other                 (Commission                  (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



World Financial Center, North Tower, New York, New York   10281-1220
--------------------------------------------------------------------------------
        (Address of principal executive offices)       (Zip Code)



 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.   Other Events
-------   -------------

     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 333-25255 and 333-28537) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank (successor by merger to Manufacturers Hanover Trust Company) (the "Indenture"). ML & Co. will issue $72,000,000 aggregate principal amount of Major 8 European Index Market Index Target-Term Securities due August 30, 2002 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ------------------------------------------------------------------


                             EXHIBITS

          (4)             Instruments defining the rights of
                          security holders, including indentures.

                               Form of Merrill Lynch & Co., Inc.'s Major 8
                               European Index Market Index Target-Term
                               Securities due August 30, 2002.

          (5) & (23)      Opinion re: legality; consent of
                          counsel.

                               Opinion of Brown & Wood LLP relating to the Major 8 European Index Market Index Target-Term Securities due August 30, 2002 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                         MERRILL LYNCH & CO., INC.
                                     ------------------------------
                                             (Registrant)



                                     By:  /s/  Theresa Lang
                                         --------------------------
                                               Theresa Lang
                                                Treasurer


Date:  August 1, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED AUGUST 1, 1997



                                                   COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX


Exhibit No.    Description                                              Page
-----------    -----------                                              ----

(4)            Instruments defining the rights
               of security holders, including
               indentures.

                 Form of Merrill Lynch & Co., Inc.'s
                 Major 8 European Index Market
                 Index Target-Term Securities due August 30, 2002.

(5) & (23)     Opinion re: legality; consent of counsel.

                 Opinion of Brown & Wood LLP relating to the Major
                 8 European Index Market Index Target-Term Securities due August 30, 2002 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).